SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

WAYPOINT FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22399	25-1872581

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

235 N. Second Street, Harrisburg, PA		17101

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 236-4041

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Exhibit

a.	Exhibit 99.1 — Press Release – Andrew S. Samuel named President and COO of Waypoint Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAYPOINT FINANCIAL CORP.
DATE: July 29, 2004	By:	S// David E. Zuern
David E. Zuern President
Chief Executive Officer